UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2014

The Providence Service Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 East Broadway Blvd., Tucson, Arizona	85701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 747-6600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously announced, The Providence Service Corporation (“Providence”), has entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 17, 2014, by and among Providence, Matrix Acquisition Co., a newly formed wholly owned subsidiary of Providence (“Merger Sub”), CCHN Group Holdings, Inc. (“CCHN”) and the Holders’ Representative named therein, pursuant to which, upon satisfaction of the terms and conditions set forth in the Merger Agreement, at the closing of the transactions contemplated by the Merger Agreement, CCHN will merge with and into Merger Sub, with CCHN continuing as the surviving company and as a wholly-owned subsidiary of Providence, and the separate existence of Merger Sub will cease. CCHN is the parent company of Community Care Health Network, Inc. (d/b/a Matrix Medical Network) (“Matrix”). Matrix is a pioneer in the prospective health risk assessment market for Medicare Advantage health plans and risk bearing providers with a national footprint across 33 states. The acquisition expands Providence’s clinical capabilities and home based services into the medical field with the addition of operations which include over 600 nurse practitioners

At 10:00 am EDT on September 19, 2014, Providence will hold a conference call to discuss the details of the acquisition of CCHN. Exhibit 99.1 to this Current Report contains a presentation that will be used during that call. The presentation includes references to EBITDA and Adjusted EBITDA. EBITDA is a non-GAAP measure and is defined as earnings before interest, taxes, depreciation and amortization. A reconciliation of EBITDA and Adjusted EBITDA to net income is included in the investor presentation. Investors should consider the non-GAAP measures in addition to, and not as a substitute for, the measure of financial performance prepared in accordance with GAAP. In this regard, GAAP refers to accounting principles generally accepted in the United States.

Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “demonstrate,” “expect,” “estimate,” “forecast,” “anticipate,” “should” and “likely” and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, the global credit crisis, capital market conditions, the implementation of the healthcare reform law, state budget changes and legislation and other risks detailed in Providence’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2014. Providence is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this press release if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Investor presentation, dated September 19, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION

Date: September 19, 2014	By:	/s/ Robert E Wilson
	Name:	Robert E. Wilson
	Title:	Chief Financial Officer